UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K/A

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): November 6, 2005

                          TRACEGUARD TECHNOLOGIES, INC.
             (Exact name of registrant as specified in its charter)



           Nevada                  000-50329                   98-0370398
(State or Other Jurisdiction   (Commission File             (I.R.S. Employer
       of Incorporation)            Number)              Identification Number)

                    Zeev Sherf Streeet #14, Jerusalem, Israel
                 97842 (Address of principal executive offices)
                                   (zip code)

                         (972) 545 662 102 (Registrant's
                     telephone number, including area code)



                                   Copies to:
                             Gregory Sichenzia, Esq.
                              Yoel Goldfeder, Esq.
                       Sichenzia Ross Friedman Ference LLP
                           1065 Avenue of the Americas
                            New York, New York 10018
                              Phone: (212) 930-9700
                               Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note:

This Form 8-K/A is being filed as an amendment to the Form 8-K that was filed by TraceGuard Technologies, Inc. (the "Company") on November 10, 2005. The only portion of such Form 8-K being amended is to include Item 9.01 to provide a letter from Lopez, Blevins, Bork & Associates, LLP, the Company's former principal independent accountant.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(a)   Financial statements of business acquired.

      Not applicable.

(b)   Pro forma financial information.

      Not applicable.

(c)   Exhibits

Exhibit
Number      DESCRIPTION
--------------------------------------------------------------------------------
16.1        Letter from Lopez, Blevins, Bork & Associates, LLP, dated December
            2, 2005

                                   SIGNATURES

      Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             TRACEGUARD TECHNOLOGIES, INC.


Dated: December 5, 2005                  By: /s/ Meir H. Zucker
                                             -----------------------------------
                                             Name:    Meir H. Zucker
                                             Title:   Chief Executive Officer
                                                      and President


                                       2